                       FIFTH AMENDMENT TO
             AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment"), dated as of May 15, 1998, is entered into among AMERICAN FREIGHTWAYS CORPORATION, an Arkansas corporation ("AFC"), AMERICAN FREIGHTWAYS, INC., an Arkansas corporation ("AFI"; AFC and AFI are referred to collectively as the "Companies" and individually as a "Company"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as agent (in said capacity, the "Agent").


                           BACKGROUND

     A. Companies, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 20, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 31, 1995, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 26, 1996, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of May 31, 1996, and that Fourth Amendment to Amended and Restated Credit Agreement, dated as of March 31, 1997 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B.   Companies, Lenders and Agent desire to amend the Credit
Agreement to (i) remove Credit Lyonnais New York Branch ("Credit
Lyonnais") as a Lender, (ii) decrease the Commitment, and
(iii) extend the Maturity Date.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Companies, Lenders and Agent covenant and agree as follows:

     1.   AMENDMENTS.

          (a) The amount of "$175,000,000" set forth in the introductory paragraph of the Credit Agreement is hereby amended to be "$160,000,000".

          (b)  The definition of "Commitment" set forth in
     Article I of the Credit Agreement is hereby amended to read as follows:

                    "'Commitment' means $160,000,000, as reduced
          from time to time pursuant to Section 2.04 hereof."
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          (c)  The definition of "Maturity Date" set forth in
     Article I of the Credit Agreement is hereby amended to read as follows:

                    "'Maturity Date' means April 1, 2003, or such earlier date the Obligation becomes due and payable
          (whether by acceleration, prepayment in full or otherwise) or such later date as extended pursuant to
          Section 2.12."

          (d) The Specified Percentage of each Lender is hereby amended to be the percentage beside each such Lender's name on the signature pages hereof.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) each Company has full power and authority to execute and deliver this Fifth Amendment, and this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

          (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including, but not limited to, with respect to the Prudential Debt), other than the Board of Directors of the Companies is required for the execution, delivery or performance by each Company of this Fifth Amendment.

     3. CONDITIONS OF EFFECTIVENESS. This Fifth Amendment shall be effective as of May 15, 1998, subject to the following:

          (a) Agent shall have received counterparts of this Fifth Amendment executed by each Lender;

          (b) Agent shall have received counterparts of this Fifth Amendment executed by each Company;
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          (c)  Agent shall have received certified copies of
     resolutions of each Company authorizing execution, delivery and performance of this Fifth Amendment; and

          (d) Credit Lyonnais shall have received payment in full of all amounts due and owing to it under the Credit Agreement; and

          (e) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other documents, certificates and instruments as Agent shall require.

     4. CREDIT LYONNAIS. Upon satisfaction of the conditions set forth in Section 3 of this Fifth Amendment, Credit Lyonnais shall
(a) not be a Lender under the Credit Agreement and shall no longer have any rights or obligations with respect thereunder, except for those which expressly survive termination of the Credit Agreement or termination of any commitment thereunder, and (b) mark its Note "PAID IN FULL" and return its Note to the Companies.

     5.   REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

          (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended).

     7. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW: BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Company and each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.
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     10.  JOINT AND SEVERAL OBLIGATIONS.  The Companies acknowledge and agree that their obligations and duties under the Credit Agreement and the other Loan Papers are joint and several in all instances.

     11.  ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY
THIS FIFTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS
BETWEEN THE PARTIES.


          REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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     IN WITNESS WHEREOF, the parties hereto have executed this
Fifth Amendment as the date first above written.

                              AMERICAN FREIGHTWAYS CORPORATION



                              By:  /s/Frank Conner
                                   Name: Frank Conner
                                   Title:Executive Vice President


                              AMERICAN FREIGHTWAYS, INC.



                              By:  /s/Frank Conner
                                   Name: Frank Conner
                                   Title:Executive Vice President


                              NATIONSBANK OF TEXAS, N.A.
                              as Agent and as a Lender
SPECIFIED PERCENTAGE:
     31.250%

                              By:  /s/Dan Killian
                                   Name: Dan Killian
                                   Title: Vice President


                              CHASE BANK
                              OF TEXAS, NATIONAL ASSOCIATION
                              (formerly Texas Commerce Bank
                              National Association
SPECIFIED PERCENTAGE:
     21.875%

                              By:  /s/Ana Moreira
                                   Name: Ana Moreira
                                   Title: Vice President
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                              WACHOVIA BANK OF GEORGIA, N.A.
SPECIFIED PERCENTAGE:
     15.625%

                              By:  /s/Kenneth Washington
                                   Name: Kenneth Washington
                                   Title: Vice President


                              ABN-AMRO
                              BANK N.V.
SPECIFIED PERCENTAGE:
     15.625%

                              By:  /s/David J. Thomas
                                   Name: David J. Thomas
                                   Title: Vice President



                              By:  /s/Gerald F. Mackin
                                   Name: Gerald F. Mackin
                                   Title: Vice President


                              THE FIRST
                              NATIONAL BANK OF CHICAGO
SPECIFIED PERCENTAGE:
     15.625%

                              By:  /s/Michael J. Johnson
                                   Name: Michael J. Johnson
                                   Title: Authorized Agent


ACKNOWLEDGED AND AGREED
(For purposes of Section 4 of
this Fifth Amendment):

CREDIT LYONNAIS NEW YORK BRANCH



By:  /s/Alain Papiasse
     Name:     Alain Papiasse
     Title:    Executive Vice President